SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                      Date of Report:    October 31, 1997

              Date of Earliest Event Reported:    October 22, 1997



                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                            75-1475224
               ------                            ----------
      (Commission File Number)       (IRS Employer Identification No.)


                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5.   OTHER EVENTS
          ------------

          (a) On October 22, 1997, Registrant issued a press release announcing the unaudited results of operations for the three months ended September 30, 1997.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number                       Description
               -------   -------------------------------------------------

                 99 Copy of press release announcing the unaudited results of operations for the three- months ended September 30, 1997.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                          TANDYCRAFTS, INC.


Date:  October 22, 1997                   By:/s/ Michael J. Walsh
                                             --------------------------
                                             Michael J. Walsh
                                             President



Date:  October 22, 1997                   By:/s/ James D. Allen
                                             --------------------------
                                             James D. Allen
                                             Chief Financial Officer